Exhibit 99.01

THE COMPANY

Citigroup Inc. (Citigroup and, together with its subsidiaries, the Company) is a global diversified financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers. Citigroup has more than 200 million customer accounts and does business in more than 100 countries. Citigroup was incorporated in 1988 under the laws of the State of Delaware.

The Company is a bank holding company within the meaning of the U.S. Bank Holding Company Act of 1956 registered with, and subject to examination by, the Board of Governors of the Federal Reserve System (FRB). Some of the Company’s subsidiaries are subject to supervision and examination by their respective federal and state authorities.

The principal executive offices of the Company are located at 399 Park Avenue, New York, New York 10043, telephone number 212 559 1000. Additional information about Citigroup is available on the Company’s Web site at www.citigroup.com. Citigroup’s annual report on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K, and all amendments to these reports, are available free of charge through the Company’s Web site by clicking on the “Investor Relations” page and selecting “All SEC Filings.” The Securities and Exchange Commission Web site contains reports, proxy and information statements, and other information regarding the Company at www.sec.gov.

Citigroup is managed along the following segment and regional lines:

The following are the four regions in which Citigroup operates.  The regional results are fully reflected in the segment results.

(1) Asia includes Japan, Latin America includes Mexico, and North America includes U.S., Canada and Puerto Rico.

FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA	Citigroup Inc. and Subsidiaries

In millions of dollars, except per share amounts	2007		2006		2005		2004		2003
Revenues, net of interest expense	$80,707		$88,453		$82,147		$78,161		$70,419
Operating expenses	60,832		51,193		44,341		48,878		36,933
Provisions for credit losses and for benefits and claims	18,447		7,934		9,041		7,203		8,544
Income from continuing operations before taxes, minority interest, and cumulative effect of accounting change	$1,428		$29,326		$28,765		$22,080		$24,942
Provision (benefits) for income taxes	(2,284)		8,015		8,857		6,240		7,772
Minority interest, net of taxes	285		289		549		218		274
Income from continuing operations before cumulative effect of accounting change	$3,427		$21,022		$19,359		$15,622		$16,896
Income from discontinued operations, net of taxes (1)	190		516		5,279		1,424		957
Cumulative effect of accounting change, net of taxes (2)	—		—		(49)		—		—
Net income	$3,617		$21,538		$24,589		$17,046		$17,853
Earnings per share
Basic:
Income from continuing operations	$0.69		$4.29		$3.81		$3.05		$3.30
Net income	0.73		4.39		4.84		3.32		3.49
Diluted:
Income from continuing operations	0.68		4.20		3.74		2.99		3.24
Net income	0.72		4.31		4.75		3.26		3.42
Dividends declared per common share	$2.16		$1.96		$1.76		$1.60		$1.10
At December 31
Total assets	$2,187,480		$1,884,167		$1,493,886		$1,483,950		$1,263,881
Total deposits	826,230		712,041		591,828		561,513		473,614
Long-term debt	427,112		288,494		217,499		207,910		162,702
Mandatorily redeemable securities of subsidiary trusts (3)	23,594		9,579		6,264		6,209		6,057
Common stockholders’ equity	113,447		118,632		111,261		108,015		96,738
Total stockholders’ equity	113,447		119,632		112,386		109,140		97,863
Ratios:
Return on common stockholders’ equity (4)	2.9%		18.8%		22.4%		17.0%		19.8%
Return on total stockholders’ equity (4)	3.0		18.7		22.2		16.9		19.6
Tier 1 Capital	7.12%		8.59		8.79		8.74		8.91
Total Capital	10.70		11.65		12.02		11.85		12.04
Leverage (5)	4.03		5.16		5.35		5.20		5.56
Common stockholders’ equity to assets	5.19%		6.30%		7.45%		7.28%		7.65%
Total stockholders’ equity to assets	5.19		6.35		7.52		7.35		7.74
Dividend payout ratio (6)	300.0		45.5		37.1		49.1		32.2
Book value per common share	$22.71		$24.15		$22.34		$20.79		$18.76
Ratio of earnings to fixed charges and preferred stock dividends	1.02	x	1.51	x	1.78	x	1.99	x	2.44	x

(1)

Discontinued operations for 2003 to 2007 include the operations of CitiCapital which closed on July 31, 2008. Discontinued operations for 2003 to 2006 include the operations and associated gain on sale of substantially all of Citigroup’s Asset Management business. The majority of the sale closed on December 1, 2005. Discontinued operations from 2003 to 2006 also include the operations and associated gain on sale of Citigroup’s Travelers Life & Annuity, substantially all of Citigroup’s international insurance business and Citigroup’s Argentine pension business to MetLife Inc. The sale closed on July 1, 2005. See Note 3 to Exhibit 99.02.

(2)

Accounting change of $(49) million in 2005 represents the adoption of Financial Accounting Standards Board (FASB) Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143, (FIN 47).”

(3)	During 2004, the Company deconsolidated the subsidiary issuer trusts in accordance with FIN 46-R. For regulatory capital purposes, these trust securities remain a component of Tier 1 Capital.
(4)

The return on average common stockholders’ equity is calculated using net income less preferred stock dividends divided by average common stockholders’ equity. The return on total stockholders’ equity is calculated using net income divided by average stockholders’ equity.

(5)	Tier 1 Capital divided by adjusted average assets.
(6)	Dividends declared per common share as a percentage of net income per diluted share.

SEGMENT AND REGIONAL – NET INCOME (LOSS) AND REVENUE

The following tables present net income (loss) and revenues for Citigroup’s businesses on a segment view and on a regional view:

Citigroup Net Income (Loss) – Segment View

In millions of dollars	2007	2006	2005	% Change 2007 vs. 2006	% Change 2006 vs. 2005

Global Cards
North America	$2,713	$3,887	$2,721	(30)%	43%
EMEA	267	146	183	83	(20)
Latin America	1,233	652	672	89	(3)
Asia	496	318	510	56	(38)
Total Global Cards	$4,709	$5,003	$4,086	(6)%	22%

Consumer Banking
North America	$780	$4,002	$3,642	(81)%	10%
EMEA	207	551	180	(62)	NM
Latin America	660	1,003	796	(34)	26
Asia	839	1,063	1,484	(21)	(28)
Total Consumer Banking	$2,486	$6,619	$6,102	(62)%	8%

Institutional Clients Group (ICG)
North America	$(6,733)	$3,533	$4,446	NM	(21)%
EMEA	(1,900)	2,010	1,140	NM	76
Latin America	1,630	1,112	1,260	47%	(12)
Asia	2,848	1,956	1,749	46	12
Total ICG	$(4,155)	$8,611	$8,595	NM	—

Global Wealth Management (GWM)
North America	$1,415	$1,209	$1,142	17%	6%
EMEA	77	23	8	NM	NM
Latin America	72	48	61	50	(21)
Asia	410	163	33	NM	NM
Total GWM	$1,974	$1,443	$1,244	37%	16%

Corporate/Other	$(1,587)	$(654)	$(668)	NM	2%

Income (Loss) from Continuing Operations	$3,427	$21,022	$19,359	(84)%	9%

Discontinued Operations	190	516	5,279	(63)	(90)

Cumulative Effect of Accounting Change	—	—	(49)	—	100%

Net Income (Loss)	$3,617	$21,538	$24,589	(83)%	(12)%

NM   Not meaningful.

Citigroup Net Income (Loss) – Regional View

In millions of dollars	2007	2006	2005	% Change 2007 vs. 2006	% Change 2006 vs. 2005

North America
Global Cards	$2,713	$3,887	2,721	(30)%	43%
Consumer Banking	780	4,002	3,642	(81)	10
ICG	(6,733)	3,533	4,446	NM	(21)
Securities & Banking	(6,929)	3,434	4,342	NM	(21)
Transaction Services	196	99	104	98	(5)
GWM	1,415	1,209	1,142	17	6
Total North America	$(1,825)	$12,631	11,951	NM	6%

EMEA
Global Cards	$267	$146	$183	83%	(20)%
Consumer Banking	207	551	180	(62)	NM
ICG	(1,900)	2,010	1,140	NM	76
Securities & Banking	(2,573)	1,547	817	NM	89
Transaction Services	673	463	323	45	43
GWM	77	23	8	NM	NM
Total EMEA	$(1,349)	$2,730	$1,511	NM	81%

Latin America
Global Cards	$1,233	$652	$672	89%	(3)%
Consumer Banking	660	1,003	796	(34)	26
ICG	1,630	1,112	1,260	47	(12)
Securities & Banking	1,221	854	1,033	43	(17)
Transaction Services	409	258	227	59	14
GWM	72	48	61	50	(21)
Total Latin America	$3,595	$2,815	$2,789	28%	1%

Asia
Global Cards	$496	$318	$510	56%	(38)%
Consumer Banking	839	1,063	1,484	(21)	(28)
ICG	2,848	1,956	1,749	46	12
Securities & Banking	1,904	1,345	1,255	42	7
Transaction Services	944	611	494	55	24
GWM	410	163	33	NM	NM
Total Asia	$4,593	$3,500	$3,776	31%	(7)%

Corporate/Other	(1,587)	(654)	(668)	NM	2

Income (Loss) from Continuing Operations	$3,427	$21,022	$19,359	(84)%	9%

Income (Loss) from Discontinued Operations	190	516	5,279	(63)	(90)

Cumulative Effect of Accounting Change	—	—	(49)	—	100%

Net Income (Loss)	$3,617	$21,538	$24,589	(83)%	(12)%

NM   Not meaningful

Citigroup Revenues – Segment View

In millions of dollars	2007	2006	2005	% Change 2007 vs. 2006	% Change 2006 vs. 2005

Global Cards
North America	$13,893	$13,905	$13,186	—	5%
EMEA	2,082	1,308	1,279	59%	2
Latin America	4,803	2,726	1,632	76	67
Asia	2,400	1,976	1,989	21	(1)
Total Global Cards	$23,178	$19,915	$18,086	16%	10%

Consumer Banking
North America	$16,991	$15,526	$15,225	9%	2%
EMEA	4,571	4,082	3,926	12	4
Latin America	4,185	3,740	3,234	12	16
Asia	5,797	5,310	5,654	9	(6)
Total Consumer Banking	$31,544	$28,658	$28,039	10%	2%

Institutional Clients Group
North America	$(3,040)	$13,032	$13,320	NM	(2)%
EMEA	4,235	8,758	6,849	(52)%	28
Latin America	4,206	3,091	2,829	36	9
Asia	8,339	5,766	4,922	45	17
Total ICG	$13,740	$30,647	$27,920	(55)%	10%

Global Wealth Management
North America	$9,790	$8,790	$7,628	11%	15%
EMEA	543	331	294	64	13
Latin America	373	318	327	17	(3)
Asia	2,292	738	434	NM	70
Total GWM	$12,998	$10,177	$8,683	28%	17%

Corporate/Other	(753)	(944)	(581)	20	(62)

Total Net Revenues	$80,707	$88,453	$82,147	(9)%	8%

NM   Not meaningful

Citigroup Revenues – Regional View

In millions of dollars	2007	2006	2005	% Change 2007 vs. 2006	% Change 2006 vs. 2005

North America
Global Cards	$13,893	$13,905	$13,186	0%	5%
Consumer Banking	16,991	15,526	15,225	9	2
ICG	(3,040)	13,032	13,320	NM	(2)
Securities & Banking	(4,663)	11,742	12,259	NM	(4)
Transaction Services	1,623	1,290	1,061	26	22
GWM	9,790	8,790	7,628	11	15
Total North America	$37,634	$51,253	$49,359	(27)%	4%

EMEA
Global Cards	$2,082	$1,308	$1,279	59%	2%
Consumer Banking	4,571	4,082	3,926	12	4
ICG	4,235	8,758	6,849	(52)	28
Securities & Banking	1,454	6,611	5,093	(78)	30
Transaction Services	2,781	2,147	1,756	30	22
GWM	543	331	294	64	13
Total EMEA	$11,431	$14,479	$12,348	(21)%	17%

Latin America
Global Cards	$4,803	$2,726	$1,632	76%	67%
Consumer Banking	4,185	3,740	3,234	12	16
ICG	4,206	3,091	2,829	36	9
Securities & Banking	3,078	2,251	2,119	37	6
Transaction Services	1,128	840	710	34	18
GWM	373	318	327	17	(3)
Total Latin America	$13,567	$9,875	$8,022	37%	23%

Asia
Global Cards	$2,400	$1,976	$1,989	21%	(1)%
Consumer Banking	5,797	5,310	5,654	9	(6)
ICG	8,339	5,766	4,922	45	17
Securities & Banking	6,006	4,047	3,535	48	14
Transaction Services	2,333	1,719	1,387	36	24
GWM	2,292	738	434	NM	70
Total Asia	$18,828	$13,790	$12,999	37%	6%

Corporate/Other	$(753)	$(944)	$(581)	20%	(62)%

Total Net Revenue	$80,707	$88,453	$82,147	(9)%	8%

NM   Not meaningful